Exhibit 24a

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Cytec Industries Inc., a Delaware corporation (“Cytec”), does hereby make, constitute and appoint S. Fleming, D.M. Drillock and R. Smith, the address of each of which is in care of Cytec, 5 Garret Mountain Plaza, Woodland Park, New Jersey 07424, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign and to file or cause to be filed, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorney or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has set her hand as of this 23rd day of February, 2009.

/s/ Chris A. Davis
Chris A. Davis

Exhibit 24b

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Cytec Industries Inc., a Delaware corporation (“Cytec”), does hereby make, constitute and appoint S. Fleming, D.M. Drillock and R. Smith, the address of each of which is in care of Cytec, 5 Garret Mountain Plaza, Woodland Park, New Jersey 07424, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign and to file or cause to be filed, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorney or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has set his hand as of this 20th day of February, 2009.

/s/ Anthony G. Fernandes
Anthony G. Fernandes

Exhibit 24c

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Cytec Industries Inc., a Delaware corporation (“Cytec”), does hereby make, constitute and appoint S. Fleming, D.M. Drillock and R. Smith, the address of each of which is in care of Cytec, 5 Garret Mountain Plaza, Woodland Park, New Jersey 07424, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign and to file or cause to be filed, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorney or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has set his hand as of this 20th day of February, 2009.

/s/ Louis L. Hoynes Jr.
Louis L. Hoynes Jr.

Exhibit 24d

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Cytec Industries Inc., a Delaware corporation (“Cytec”), does hereby make, constitute and appoint S. Fleming, D.M. Drillock and R. Smith, the address of each of which is in care of Cytec, 5 Garret Mountain Plaza, Woodland Park, New Jersey 07424, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign and to file or cause to be filed, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorney or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has set his hand as of this 20th day of February, 2009.

/s/ Barry C. Johnson
Barry C. Johnson

Exhibit 24e

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Cytec Industries Inc., a Delaware corporation (“Cytec”), does hereby make, constitute and appoint S. Fleming, D.M. Drillock and R. Smith, the address of each of which is in care of Cytec, 5 Garret Mountain Plaza, Woodland Park, New Jersey 07424, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign and to file or cause to be filed, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorney or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has set his hand as of this 23rd day of February, 2009.

/s/ David Lilley
David Lilley

Exhibit 24f

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Cytec Industries Inc., a Delaware corporation (“Cytec”), does hereby make, constitute and appoint S. Fleming, D.M. Drillock and R. Smith, the address of each of which is in care of Cytec, 5 Garret Mountain Plaza, Woodland Park, New Jersey 07424, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign and to file or cause to be filed, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorney or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has set her hand as of this 24th day of February, 2009.

/s/ Carol P. Lowe
Carol P. Lowe

Exhibit 24g

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Cytec Industries Inc., a Delaware corporation (“Cytec”), does hereby make, constitute and appoint S. Fleming, D.M. Drillock and R. Smith, the address of each of which is in care of Cytec, 5 Garret Mountain Plaza, Woodland Park, New Jersey 07424, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign and to file or cause to be filed, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorney or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has set his hand as of this 23rd day of February, 2009.

/s/ William P. Powell
William P. Powell

Exhibit 24h

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Cytec Industries Inc., a Delaware corporation (“Cytec”), does hereby make, constitute and appoint S. Fleming, D.M. Drillock and R. Smith, the address of each of which is in care of Cytec, 5 Garret Mountain Plaza, Woodland Park, New Jersey 07424, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign and to file or cause to be filed, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorney or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has set his hand as of this 20th day of February, 2009.

/s/ Thomas W. Rabaut
Thomas W. Rabaut

Exhibit 24i

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Cytec Industries Inc., a Delaware corporation (“Cytec”), does hereby make, constitute and appoint S. Fleming, D.M. Drillock and R. Smith, the address of each of which is in care of Cytec, 5 Garret Mountain Plaza, Woodland Park, New Jersey 07424, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign and to file or cause to be filed, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorney or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has set his hand as of this 23rd day of February, 2009.

/s/ Jerry R. Satrum
Jerry R. Satrum

Exhibit 24j

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Cytec Industries Inc., a Delaware corporation (“Cytec”), does hereby make, constitute and appoint S. Fleming, D.M. Drillock and R. Smith, the address of each of which is in care of Cytec, 5 Garret Mountain Plaza, Woodland Park, New Jersey 07424, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign and to file or cause to be filed, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorney or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has set his hand as of this 19th day of February, 2009.

/s/ Raymond P. Sharpe
Raymond P. Sharpe

Exhibit 24k

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Cytec Industries Inc., a Delaware corporation (“Cytec”), does hereby make, constitute and appoint S. Fleming, D.M. Drillock and R. Smith, the address of each of which is in care of Cytec, 5 Garret Mountain Plaza, Woodland Park, New Jersey 07424, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign and to file or cause to be filed, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorney or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has set his hand as of this 23rd day of February, 2009.

/s/ James R. Stanley
James R. Stanley